March 1, 2017

Summary
Prospectus

Victory Special Value Fund

Class A	SSVSX
Class C	VSVCX
Class I	VSPIX
Class R	VSVGX
Class Y	VSVYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2017 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Special Value Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 13 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 46 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[3]	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.30%	0.44%	0.40%	0.31%	1.00%
Total Annual Fund Operating Expenses	1.30%	2.19%	1.15%	1.56%	1.75%
Fee Waiver/Expense Reimbursement	0.00%	0.00%[4]	0.00%	0.00%	(0.72)%[4]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	2.19%[4]	1.15%	1.56%	1.03%[4]

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page 15.

2  The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has voluntarily agreed to waive a portion of its management fee so that the fee does not exceed 0.65% on assets up to $800 million, 0.60% on the next $1.6 billion and 0.55% on assets in excess of $2.4 billion. This waiver may be discontinued at anytime without notice.

4  The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses so that the total annual operating expenses (excluding certain other items such as interest, taxes and brokerage commissions) of Class C and Class Y shares do not exceed 2.20% and 1.03%, respectively, until at least February 28, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed under its contractual agreement for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of: (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$963	$1,247	$2,053
Class C (If you sell your shares at the end of the period.)	$322	$685	$1,175	$2,524
Class I	$117	$365	$633	$1,398
Class R	$159	$493	$850	$1,856
Class Y	$105	$481	$882	$2,003

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$222	$685	$1,175	$2,524

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the near future, with consideration for companies that have increased their dividends over time. The Fund may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts and Global Depositary Receipts (ADRs and GDRs). The Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value.

The Fund invests primarily in securities of large cap companies, but also invests in securities of mid cap companies.

The Adviser employs both a top-down and bottom-up methodology to construct a diversified portfolio that avoids excessive sector and security concentrations. The Adviser pursues investments that it believes are statistically cheap or intrinsically undervalued given growth prospects, while trying to identify the presence of a catalyst for future growth (e.g., acquisition, new products, economic cycle or management change). The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

The Adviser may from time to time generate portfolio turnover rates in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Dividend Strategy Risk. The Fund's dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market.
  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  Growth Investing Risk. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.
  Mid Capitalization Stock Risk. Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities may result in higher transaction costs and Fund expenses and will generally result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Value Investing Risk. Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the average annual total returns for Class A, Class C, Class I, Class R and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest/lowest quarterly results during this time period were:

Highest	17.81% (quarter ended September 30, 2009)
Lowest	-26.71% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods ended December 31, 2016)	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
CLASS A
Before Taxes	-2.13%	7.69%	2.82%
After Taxes on Distributions	-2.39%	7.62%	2.60%
After Taxes on Distributions and Sale of Fund Shares	-1.00%	6.06%	2.15%
CLASS C
Before Taxes	1.93%	8.02%	2.49%
CLASS I
Before Taxes	3.99%	9.24%	2.80%[1]
CLASS R
Before Taxes	3.52%	8.65%	3.10%
CLASS Y
Before Taxes	4.10%	7.35%[2]	N/A
INDEX
S&P 500 Index Index returns reflect no deduction for fees, expenses, or taxes.	11.96%	14.66%	6.95%

1  Inception date of Class I shares is August 31, 2007.

2  Inception date of Class Y shares is January 28, 2013.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Munder Capital Management ("Munder") investment team (referred to as an investment franchise).

Portfolio Managers

Michael P. Gura is a Senior Portfolio Manager/Analyst of Munder and has been the Portfolio Manager of the Fund since May 2017.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VF-SV-SUMPRO (03/17)